UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
March 26, 2024
Date of Report (Date of earliest event reported)

AZZ Inc.
(Exact name of Registrant as specified in its charter)

Texas	1-12777	75-0948250
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Museum Place, Suite 500
3100 West 7th Street
Fort Worth, Texas 76107
(Address of principal executive offices) (Zip Code)
(817) 810-0095
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	AZZ	New York Stock Exchange
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 26, 2024, AZZ Inc. (the “Company” or “AZZ” ) announced that Philip Schlom has notified AZZ that he will complete the term under his existing employment agreement and then will retire from his role as the Company’s Senior Vice President and Chief Financial Officer, effective November 4, 2024.

At the end of Mr. Schlom’s employment term, Jason Crawford, 50, will be promoted to Senior Vice President and Chief Financial Officer. Mr. Crawford is currently serving as the Vice President of Finance – Precoat Metals, with Precoat Metals Corporation, a wholly owned subsidiary of AZZ, and has served in this role since May 2022, when AZZ acquired Precoat Metals, then a subsidiary of Sequa Corporation. Prior to 2022, Mr. Crawford’s tenure with Precoat Metals/Sequa Corporation included the role of Senior Vice President - Finance Sequa Corporation (2020-2022) and Senior Vice President - Finance Precoat Metals (2012-2020). He also served in numerous leadership roles within Finance at Boston Scientific, a global developer, manufacturer and marketer of medical devices (2006-2012). Prior to 2006, Mr. Crawford held various accounting and leadership roles at CTS Corporation, an electronic component manufacturing company (1995-2006).

The Compensation Committee of the Company’s Board of Directors intends to review the compensation arrangements with Mr. Crawford prior to his promotion to Chief Financial Officer. The Company will disclose in a subsequent current report on Form 8-K Mr. Crawford’s revised compensation arrangements once such arrangements have been determined by the Compensation Committee.

Mr. Crawford has no family relationships with any director or executive officer of the Company, and there are no arrangements or understandings with any person pursuant to which he will be appointed as an officer of the Company. In addition, there have been no transactions directly or indirectly involving Mr. Crawford that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

Item 7.01	Regulation FD Disclosure.

A copy of the press release issued by the Company on March 26, 2024 is furnished as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description
99.1	Press release issued by AZZ Inc., dated March 26, 2024.
104	Cover Page Interactive Date File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZZ Inc.
Date: March 26, 2024	By: /s/ Tara D. Mackey
Tara D. Mackey Chief Legal Officer and Secretary